                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 15, 2003
(Date of earliest event reported)

Commission File No. 333-102219


                       Banc of America Funding Corporation
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       Delaware                                         56-1930085
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


214 North Tryon Street
Charlotte, North Carolina                                       28255
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Address of principal executive offices                       (Zip Code)


                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


                             100 North Tryon Street
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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                         Description
-----------                                         -----------
       (99)                                         Collateral Term Sheets
                                                    prepared by Banc of America
                                                    Securities LLC in connection
                                                    with Banc of America Funding
                                                    Corporation, Mortgage
                                                    Pass-Through Certificates,
                                                    Series 2003-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA FUNDING CORPORATION


April 15, 2003

                                       By:    /s/ Michael P. Schoffelen
                                              -------------------------
                                       Name:  Michael P. Schoffelen
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------
   (99)              Collateral Terms Sheets                           E
                     prepared by Banc of America
                     Securities LLC in connection
                     with Banc of America Funding
                     Corporation, Mortgage Pass-
                     Through Certificates, Series 2003-1